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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K




               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                       Date of Report: April 23, 1997
                      (Date of earliest event reported)



                 INTERNATIONAL BUSINESS MACHINES CORPORATION
           (Exact name of registrant as specified in its charter)




          New York               1-2360               13-0871985
  (State of Incorporation)     (Commission          (IRS employer
                               File Number)       Identification No.)



          ARMONK, NEW YORK                              10504
(Address of principal executive offices)              (Zip Code)



                                914-765-1900
                       (Registrant's telephone number)


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Item 5.  Other Events

     The registrant's press release dated April 23, 1997, regarding its financial results for the period ended March 31, 1997, including unaudited consolidated financial statements for the period ended
March 31, 1997, are attached.

                                SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                          INTERNATIONAL BUSINESS MACHINES CORPORATION
                                             (Registrant)



Date:  April 23, 1997




                                 By:          John R. Joyce
                                     ______________________________
                                             (John R. Joyce)
                                      Vice President and Controller